Exhibit 10.4
GUARANTY AND SURETYSHIP AGREEMENT
This Guaranty and Suretyship Agreement (as amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”), dated as of February 29, 2016, is made by ISA Logistics LLC, a Kentucky limited liability company (“ISA Logistics”), ISA Indiana, Inc., an Indiana corporation (“ISA Indiana”), ISA Real Estate, LLC, a Kentucky limited liability company (“ISA Real Estate”), ISA Indiana Real Estate, LLC, a Kentucky limited liability company (“ISA IN Real Estate”), 7021 Grade Lane LLC, a Kentucky limited liability company (“7021 Grade Lane”), 7124 Grade Lane LLC, a Kentucky limited liability company (“7124 Grade Lane”), and 7200 Grade Lane LLC, a Kentucky limited liability company (“7200 Grade Lane”; and together with ISA Logistics, ISA Indiana, ISA Real Estate, ISA IN Real Estate, 7021 Grade Lane, 7124 Grade Lane and any additional Person that at any time after the date hereof becomes a guarantor to this Guaranty, jointly, severally and collectively, “Guarantors” and each a “Guarantor”), in favor of MidCap Business Credit, a Texas limited liability company, as lender (the “Lender”) under that certain Loan and Security Agreement (All Assets) of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among Industrial Services of America, Inc., a Florida corporation (“ISA”), the other Borrowers (as defined in the Loan Agreement), Guarantors and Lender. Unless otherwise defined herein, capitalized terms shall have their respective meanings as set forth in the Loan Agreement.
1.Guaranty of Obligations. Each Guarantor hereby absolutely and unconditionally, jointly and severally, guarantees, and becomes surety for, the prompt payment and performance of all Obligations and all costs and expenses, including all court costs and reasonable attorneys’ fees and expenses paid or incurred by Lender in endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, the Borrowers, the Guarantors or any other obligor (each, an “Obligor”) of all or any part of the Obligations (and such costs and expenses paid or incurred shall be deemed to be included in the Obligations). If any Event of Default occurs under the Loan Agreement with respect to the Obligations, each Guarantor will pay the amount due to Lender by the procedures set forth in this Guaranty.
2.    Nature of Guaranty; Waivers.  This is a guaranty of payment and not of collection and Lender shall not be required, as a condition of each Guarantor’s liability, to make any demand upon or to pursue any of its rights against any Borrower, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Obligations. This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Obligations have been paid in full in accordance with the terms of the Loan Agreement, and Lender has terminated this Guaranty. This Guaranty will remain in full force and effect even if there are no Obligations outstanding at a particular time or from time to time until all of the Obligations have been paid in full in accordance with the terms of the Loan Agreement, and Lender has terminated this Guaranty. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by Lender of any other party, or any other guaranty or any security held by Lender for any of the Obligations, by any failure of Lender to take any steps to perfect or maintain Lender’s lien or security interest in or to preserve Lender’s rights in or to any security or other collateral for the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of the Obligations or any part thereof or any security therefor or other guaranty thereof. Each Guarantor’s Obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off, deduction or defense based upon any claim such Guarantor may have against any Borrower or Lender, except payment or performance of the Obligations in full. Each Guarantor hereby waives (a) notice of acceptance

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of this Guaranty, notice of extensions of credit to Borrowers from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and (b) all defenses based on suretyship or impairment of collateral. Lender at any time and from time to time, without notice to or the consent of Guarantor, and without impairing or releasing, discharging or modifying each Guarantor’s liabilities hereunder, may (i) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to (including the maturity thereof), any of the Obligations; (ii) renew, substitute, modify, amend or alter, or grant consents, release, or discharge, or waivers relating to the Loan Agreement or any of the other Loan Documents or to the Obligations, any other guaranties, or any security for the Obligations or guaranties or increase (without limit of any kind) or decrease the Obligations (including all loans and extensions of credit thereunder) or modify the terms on which loans and extensions of credit may be made to Borrowers; (iii) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations of Borrowers in such order, manner and amount as Lender may determine in its sole discretion; (iv) settle, compromise or deal with any other person, including Borrowers or any other Guarantor, with respect to the Obligations in such manner as Lender deems appropriate in its sole discretion; (v) substitute, exchange, subordinate or release any security or guaranty for the Obligations; or (vi) take such actions and exercise such remedies hereunder as provided herein.
3.    Repayments or Recovery from Lender.  If any demand is made at any time upon Lender for the repayment or recovery of any amount received by it in payment or on account of the Obligations and if Lender repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, each Guarantor will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by Lender, as the case may be. The provisions of this Section 3 will be and remain effective notwithstanding any contrary action which may have been taken by any Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to Lender’s rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.
4.    Financial Statements. Unless compliance is waived in writing by Lender or until all of the Obligations have been paid in full, each Guarantor will promptly submit to Lender such information relating to Guarantor’s financial affairs (including but not limited to annual financial statements and tax returns for each Guarantor) or any security for this Guaranty as Lender may reasonably request.
5.    Enforceability of Obligations.  No (i) claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any of the Obligations, by operation of law or otherwise; (ii) change in the corporate existence, structure or ownership of any Borrower or any Obligor; (iii) insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower or any Obligor, or their assets or any resulting release or discharge of any obligation of any Borrower or any Obligor; or (iv) existence of any claim, setoff or other rights which any Guarantor may have at any time against any Borrower, any Obligor, Lender, or any other Person, whether in connection herewith or in any unrelated transactions will affect, modify, limit or discharge such Guarantor’s liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against each Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. Each Guarantor hereby waives all rights and benefits which might accrue to them by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the Obligations that may result from any such proceeding.
6.    Events of Default. The occurrence of any of the following shall be an “Event of Default”: (i) any Event of Default (as defined in the Loan Agreement or any of the other Loan Documents); (ii) any

Guarantor’s failure to perform any of its obligations hereunder; (iii) the falsity, inaccuracy or material breach by any Guarantor of any written warranty, representation or statement made or furnished to Lender by or on behalf of such Guarantor; or (iv) the termination or attempted termination of this Guaranty. Upon the occurrence of any Event of Default: (a) Each Guarantor shall pay to Lender the full amount of the Obligations; (b) Lender in its discretion may exercise with respect to any Collateral, including, without limitation, any Pledged Equity, any one or more of the rights and remedies provided a secured party under the applicable version of the Uniform Commercial Code; and (c) Lender in its discretion may exercise from time to time any other rights and remedies available to it at law, in equity or otherwise. Neither failure to give, nor defect in, any notice of any Event of Default given to any Guarantor shall extinguish or in any way affect the obligations of each Guarantor under this Guaranty.
7.    Collateral. This Guaranty is secured by the Loan Agreement, each mortgage executed and delivered by Guarantors, as applicable, and the other Loan Documents.
8.    Costs.  To the extent that Lender incurs any costs or expenses in protecting or enforcing its rights with respect to the Obligations under this Guaranty, including reasonable attorneys’ fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the Obligations and will bear interest from the incurring or payment thereof at the Default Rate.
9.    Waiver of Subrogation. Until the Obligations are indefeasibly paid in full, each Guarantor waives in favor of Lender any and all rights which each Guarantor may have to (a) assert any claim against any Borrower based on subrogation, indemnification, restitution, reimbursement or contribution rights with respect to payments made hereunder, and (b) any realization on any property of any Borrower, including participation in any marshalling of any Borrower’s assets with respect to payment made hereunder.
10.    Termination. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Obligations. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Lender, (b) no such revocation shall apply to any Obligations in existence on the date of receipt by Lender of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Lender, and (d) any payment, by any Borrower or from any source other than any Guarantor, made subsequent to the date of such revocation, shall first be applied to that portion of the Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder.
11.    Guarantor’s Representations and Warranties. Each Guarantor represents and warrants to Lender as follows:
(a)    Each Guarantor’s execution and performance of this Guaranty will not (i) violate or result in a default or breach (immediately or with the passage of time) under any contract, agreement or instrument to which such Guarantor is a party, or by which such Guarantor is bound, (ii) violate or result in a default or breach under any order, decree, award, injunction, judgment or applicable law, or (iii) cause or result in the imposition or creation of any lien upon any property of such Guarantor other than the liens created in favor of Lender hereunder;
(b)    The execution, delivery and performance of this Guaranty (a) is within each Guarantor’s organizational power, (b) have been duly authorized by all necessary or proper actions of or pertaining to such Guarantor (including the consent of general partners, members or managers, as applicable), and (c) is not in contravention of any Guarantor’s certificate of incorporation or formation (as applicable), limited partnership agreement, limited liability company agreement, bylaws or other governing document (as applicable), or any provision of law;
(c)    No consent, license or approval of, or filing or registration with, any governmental authority is necessary for the execution and performance hereof by any Guarantor;
(d)    This Guaranty constitutes each Guarantor’s valid and binding obligation enforceable in accordance with its terms except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally;
(e)    This Guaranty promotes and furthers the business and financial interests of each Guarantor and the creation of the Obligations hereunder will result in direct financial benefit to each Guarantor; and
(f)    Each Guarantor has executed this Guaranty after conducting its own independent review and analysis in the financial condition and operations of the Borrowers, and each Guarantor has not relied upon any representation, statement or information of or from Lender.
12.    Notices.  Any notices which any party may give to another hereunder shall be given to such party in the manner and by the methods provided for under the Loan Agreement.
13.    Preservation of Rights.  No delay or omission on Lender’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Lender’s action or inaction impair any such right or power. Lender’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which Lender may have under other agreements, at law or in equity. Lender may proceed in any order against the Borrowers, each Guarantor or any other obligor of, or collateral securing, the Obligations.
14.    Illegality. In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
15.    Changes in Writing. No modification, amendment or waiver of any provision of this Guaranty nor consent to any departure therefrom will be effective unless made in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case will entitle Guarantor to any other or further notice or demand in the same, similar or other circumstance.
16.    Entire Agreement. This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement between each Guarantor and Lender and supersedes all other prior agreements and understandings, both written and oral, between each Guarantor and Lender with respect to the subject matter hereof; provided, however, that this Guaranty is in addition to, and not in substitution for, any other guarantees from each Guarantor to Lender.
17.    Successors and Assigns. This Guaranty will be binding upon and inure to the benefit of each Guarantor, Lender and their respective successors and assigns; provided, however, that no Guarantor may assign this Guaranty in whole or in part without Lender’s prior written consent and Lender at any time may assign this Guaranty in whole or in part.

18.    Interpretation. In this Guaranty, unless Lender and each Guarantor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; and references to sections or exhibits are to those of this Guaranty unless otherwise indicated. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.
19.    Indemnity. Each Guarantor agrees to indemnify Lender, its directors, officers and employees and each legal entity, if any, who controls Lender, as applicable (the “Indemnified Parties”), and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all reasonable fees and charges of external counsel with whom any Indemnified Party may consult and all reasonable expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of the execution of or performance under this Guaranty; provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses attributable to an Indemnified Party’s gross negligence or willful misconduct. The indemnity agreement contained in this Section 19 shall survive the termination of this Guaranty. Each Guarantor may participate at its expense in the defense of any such claim.
20.    Maximum Liability; Contribution. Notwithstanding any provision herein contained to the contrary, each Guarantor's liability under this Guaranty shall be limited to an amount not to exceed as of any date of determination the amount which could be claimed by Lender from each Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code (Title 11, U.S.C.) or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law (the “Avoidance Provisions”) after taking into account, among other things, each Guarantor's right of contribution and indemnification from each Borrower and each other Obligor. To the end set forth above, but only to the extent that the Obligations would otherwise be subject to avoidance under the Avoidance Provisions, if a Guarantor is not deemed to have received valuable consideration, fair value, fair consideration or reasonably equivalent value for the Obligations, or if the Obligations would render such Guarantor insolvent, or leave such Guarantor with an unreasonably small capital to conduct such Guarantor’s business, or cause such Guarantor to have incurred debts (or to have intended to have incurred debts) beyond such Guarantor’s ability to pay such debts as they mature, in each case as of the time any of the Obligations is deemed to have been incurred for the purposes of the Avoidance Provisions, the maximum Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Obligations as so reduced, to be subject to avoidance under the Avoidance Provisions.
21.    Governing Law and Jurisdiction. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CONNECTICUT APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. FURTHER, THE LAW OF THE STATE OF CONNECTICUT SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS GUARANTY WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.
22.    Waiver of Jury Trial. ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS GUARANTY SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF CONNECTICUT OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT, AND EACH GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE

AFOREMENTIONED COURTS. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR BASED ON UPON 28 U.S.C. § 1404, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING AND ADJUDICATION OF ANY SUCH ACTION, SUIT OR PROCEEDING IN ANY OF THE AFOREMENTIONED COURTS AND AMENDMENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, WAIVER, AMENDMENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREE THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
23.    Acknowledgment. Each Guarantor acknowledges that such Guarantor has read and understood all the provisions of this Guaranty, (including the waiver of jury trial) and have been advised by counsel with respect to this Guaranty as necessary or appropriate.
24.    Execution in Counterparts. This Guaranty may be executed in multiple counterparts, each of which shall be effective upon delivery and, thereafter, shall be deemed to be an original, and all of which shall be taken as one and the same instrument with the same effect as if each party hereto had signed on the same signature page. Any signature page of this Guaranty may be detached from any counterpart of this Guaranty without impairing the legal effect of any signature thereto and may be attached to another part of this Guaranty identical in form hereto and having attached to it one or more additional signature pages. This Guaranty may be transmitted by facsimile machine or by electronic mail in portable document format (“pdf”) and signatures appearing on faxed instruments and/or electronic mail instruments shall be treated as original signatures. Any party delivering an executed counterpart of this Guaranty by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Guaranty, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect hereof.
[SIGNATURES APPEAR ON THE FOLLOWING PAGES.]

IN WITNESS WHEREOF, this Guaranty has been executed and delivered as of the date first set forth above.
ISA INDIANA INC.,
an Indiana corporation

By:    /s/ Sean Garber
Name:    Sean Garber
Title:    President

ISA LOGISTICS LLC,
a Kentucky limited liability company

By:    /s/ Sean Garber
Name:    Sean Garber
Title:    President

ISA REAL ESTATE, LLC,
a Kentucky limited liability company

By:    /s/ Sean Garber
Name:    Sean Garber
Title:    President

ISA INDIANA REAL ESTATE, LLC,
a Kentucky limited liability company

By:    /s/ Sean Garber
Name:    Sean Garber
Title:    President

7021 GRADE LANE LLC,
a Kentucky limited liability company

By:    /s/ Sean Garber
Name:    Sean Garber
Title:    President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE.]

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[SIGNATURES CONTINUED FROM THE PREVIOUS PAGE.]

7124 GRADE LANE LLC,
a Kentucky limited liability company

By:    /s/ Sean Garber
Name:    Sean Garber
Title:    President

7200 GRADE LANE LLC,
a Kentucky limited liability company

By:    /s/ Sean Garber
Name:    Sean Garber
Title:    President

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